UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 10, 2006
CARBO CERAMICS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15903	72-1100013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 401-0090
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On May 10, 2006, CARBO Ceramics Inc. (the “Company”) entered into an Employment Agreement (the “Agreement”) with Gary Kolstad, the newly appointed President and Chief Executive Officer of the Company, effective June 1, 2006. A brief description of the terms and conditions of the Agreement is contained in Item 5.02 of this Form 8-K and incorporated into this Item 1.01 by reference.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     On May 11, 2006, the Company announced that the Board of Directors had appointed Gary Kolstad, 47, as President and Chief Executive Officer, effective June 1, 2006. Mr. Kolstad has more than 20 years of experience in the oilfield service industry and has been with Schlumberger, Ltd. since 1985, serving in numerous leadership positions in operations and marketing. Most recently, Mr. Kolstad served as Vice President, Global Accounts, for Schlumberger Oilfield Services and previously led Schlumberger’s onshore business unit as Vice President/General Manager, Oilfield Services — U.S. Onshore.
     During the term of the Agreement between the Company and Gary Kolstad, dated as of May 10, 2006, Mr. Kolstad will be entitled to a base salary of not less than $300,000 per annum with an annual incentive bonus based upon a percentage of the Company’s annual earnings before interest income and expense and taxes. Mr. Kolstad will receive a restricted stock award of 20,000 shares of the Company’s common stock, subject to certain vesting requirements. The initial term of the Agreement will begin on June 1, 2006 and end on December 31, 2007, with automatic one-year renewals (unless either party provides a notice not to extend the Agreement at least ninety days prior to the then current expiration date) and provision for earlier termination under certain circumstances. It also contains certain restrictive covenants applicable to Mr. Kolstad both during and following his employment with the Company. In addition, Mr. Kolstad will be eligible to participate in other benefit plans and programs on similar terms as other senior executives of the Company.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement which is filed with this Form 8-K as Exhibit 10.1 and incorporated into this Item 5.02 by reference.
Mr. Jesse P. Orsini will complete his term as the Company’s interim President and Chief Executive Office on May 31, 2006, and will remain on the Board of Directors thereafter.
ITEM 7.01 REGULATION FD DISCLOSURE
On May 11, 2006, the Company issued a news release announcing the appointment of Gary Kolstad as its President and Chief Executive Officer effective June 1, 2006. A copy of the news release is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following exhibits are included herein:
10.1 Employment Agreement
99.1 Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
/s/ Ann J. Bruder
Ann J. Bruder
Corporate Secretary

Date: May 16, 2006

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Employment Agreement dated May 10, 2006
99.1	Copy of CARBO Ceramics Inc. press release dated May 11, 2006

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